                                                                   EXHIBIT(k)(6)

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------



     SECOND AMENDMENT (this "Second Amendment"), dated as of October 27, 1997, among the entities listed on the signature pages hereto (each a "Borrower" and collectively the "Borrowers") and DEUTSCHE BANK AG NEW YORK BRANCH, (together with its successors and assigns, the "Bank"; all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Credit Agreement referred to below).


                                  WITNESSETH:
                                  -----------

     WHEREAS, the Borrowers and the Bank are parties to a Credit Agreement, dated as of May 22, 1996, as amended to date, (the "Credit Agreement");

     WHEREAS, the Borrowers and the Bank wish to amend the Credit Agreement as herein provided.


          NOW, THEREFORE. it is agreed:

          1. The definition of "Expiry Date" is hereby deleted in its entirety and replaced with the following:

          "Expiry Date" shall mean December 31, 1997.

          2.  In order to induce the Bank to enter into this Second Amendment,
     (a) each Borrower hereby makes each of the representations, warranties and agreements contained in Section 5 of the Credit Agreement on the Amendment date, after giving effect to this Second Amendment and (b) represents that no Default or Event of Default exists or shall exist after giving effect to this Second Amendment.

          3. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of either the Credit Agreement or any other Credit Documents.

          4. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Bank.

          5. This Second Amendment and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the laws of the State of New York.

          6. This Second Amendment shall become effective on the date (the "Amendment Date") when the Borrowers and the Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Bank at its Notice Office.


          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

Address:
Sierra Prime Income Fund.                SIERRA PRIME INCOME FUND
9301 Corbin Avenue, Suite 333
Northridge, CA 91324
Telephone:      818-725-0228                  By:  /s/ Keith Pipes
                                                   -----------------------------
Telecopier:     818-725-0269                       Name: Keith Pipes
Attn:  Keith B. Pipes                              Title:Executive Vice
       Chief Financial Officer                           President



Address:
Short Term High Quality Bond Fund             SIERRA TRUST FUNDS, ON BEHALF
9301 Corbin Avenue, Suite 333                 OF SHORT TERM HIGH QUALITY BOND
Northridge, CA 91324                          FUND
Telephone:  818-725-0228
Telecopier:  818-725-0269                     By:  /s/ Keith Pipes
                                                   ---------------------------
Attn:  Keith B. Pipes                              Name: Keith Pipes
       Chief Financial Office                      Title: Executive Vice
                                                          President


Address:
Short Term Global Government                  SIERRA TRUST FUNDS, ON BEHALF
Fund                                          OF SHORT TERM GLOBAL
9301 Corbin Avenue, Suite 333                 GOVERNMENT FUND
Northridge, CA 91324
Telephone:  818-725-0228
Telecopier:  818-725-0269                     By:   /s/ Keith Pipes
                                                    ---------------------------
Attn: Keith B. Pipes                                Name: Keith Pipes
Chief Financial Office                              Title: Executive Vice
                                                           President

Address:
California Insured Intermediate Municipal     SIERRA TRUST FUNDS, ON BEHALF
Fund                                          CALIFORNIA INSURED INTERMEDIATE
9301 Corbin Avenue, Suite 333                 MUNICIPAL FUND
Northridge, CA  91324
Telephone:  818-725-0228
Telecopier:  818-725-0269                     By:  /s/ Keith Pipes
                                                   -----------------------------
Attn: Keith B. Pipes                               Name: Keith Pipes
      Chief Financial Office                       Title: Executive Vice
                                                          President


Address:
National Municipal Fund                       SIERRA TRUST FUNDS, ON BEHALF
9301 Corbin Avenue. Suite 333                 OF NATIONAL MUNICIPAL FUND
Northridge, CA  91324
Telephone:  818-725-0228
Telecopier:  818-725-0269                     By:  /s/ Keith Pipes
                                                   -----------------------------
Attn: Keith B. Pipes                               Name: Keith Pipes
      Chief Financial Office                       Title:  Executive Vice
                                                           President


Address:
Growth and Income Fund                        SIERRA TRUST FUNDS, ON BEHALF OF
9301 Corbin Avenue, Suite 333                 OF GROWTH AND INCOME FUND
Northridge, CA  91324
Telephone:  818-725-0228
Telecopier:  818-725-0269                     By:  /s/ Keith Pipes
                                                   -----------------------------
Attn: Keith B. Pipes                               Name: Keith Pipes
      Chief Financial Office                       Title: Executive Vice
                                                          President


Address:
Growth Fund                                   SIERRA TRUST FUNDS, ON BEHALF
9301 Corbin Avenue, Suite 333                 OF GROWTH FUND
Northridge,  CA  91324
Telephone:  818-725-0228
Telecopier:  818-725-0269                     By:  /s/ Keith Pipes
                                                   -----------------------------
Attn: Keith B. Pipes                               Name: Keith Pipes
      Chief Financial Office                       Title: Executive Vice
                                                          President

Address:
U. S. Government Fund                         SIERRA TRUST FUNDS, ON BEHALF
9301 Corbin Avenue, Suite 333                 OF U.S. GOVERNMENT FUND
Northridge,  CA  91324
Telephone:  818-725-0228
Telecopier: 818-725-0269                      By:  /s/ Keith Pipes
                                                   -----------------------------
Attn: Keith B. Pipes                               Name: Keith Pipes
      Chief Financial Office                       Title: Executive Vice
                                                          President


Address:
Corporate Income Fund                         SIERRA TRUST FUNDS, ON BEHALF
9301 Corbin Avenue, Suite 333                 OF CORPORATE INCOME FUND
Northridge, CA  91324
Telephone:  818-725-0228
Telecopier: 818-725-0269                      By:  /s/ Keith Pipes
                                                   ---------------------------
Attn: Keith B. Pipes                               Name: Keith Pipes
      Chief Financial Office                       Title: Executive Vice
                                                          President


Address:
California Municipal Fund                     SIERRA TRUST FUNDS, ON BEHALF
9301 Corbin Avenue, Suite 333                 OF CALIFORNIA MUNICIPAL FUND
Northridge,  CA  91324
Telephone:   818-725-0228
Telecopier:  818-725-0269                     By:  /s/ Keith Pipes
                                                   ----------------------------
Attn: Keith  B.  Pipes                             Name: Keith Pipes
      Chief Financial Office                       Title:  Executive Vice
                                                           President


Address:
Florida Insured Municipal Fund                SIERRA TRUST FUNDS, ON BEHALF
9301 Corbin Avenue, Suite 333                 OF FLORIDA INSURED MUNICIPAL FUND
Northridge, CA 91324
Telephone:  818-725-0228
Telecopier: 818-725-0269                      By:  /s/ Keith Pipes
                                                   -----------------------------
Attn: Keith B. Pipes                               Name: Keith Pipes
      Chief Financial Office                       Title: Executive Vice
                                                          President


Address:
Emerging Growth Fund                          SIERRA TRUST FUNDS, ON BEHALF
9301 Corbin Avenue, Suite 333                 OF EMERGING GROWTH FUND
Northridge, CA 91324
Telephone:  818-725-0228
Telecopier: 818-725-0269                      By:  /s/ Keith Pipes
                                                   --------------------------
Attn: Keith B. Pipes                               Name: Keith Pipes

      Chief Financial Office                       Title: Executive Vice
                                                          President


Address:
International Growth Fund                     SIERRA TRUST FUNDS, ON BEHALF
9301 Corbin Avenue, Suite 333                 OF INTERNATIONAL GROWTH FUND
Northridge, CA 91324
Telephone:  818-725-0228
Telecopier:  818-725-0269                     By:  /s/ Keith Pipes
                                                   -----------------------------
Attn: Keith B. Pipes                               Name: Keith Pipes
      Chief Financial Office                       Title: Executive Vice
                                                          President



                                              DEUTSCHE BANK AG
                                              NEW YORK BRANCH


                                              By:  /s/ Nicole J. Holzapfel
                                                   ---------------------------
                                                   Name: Nicole J. Holzapfel
                                                   Title: Assistant Vice
                                                          President


                                              By:  /s/ Aaron H. Dorr
                                                   -----------------------------
                                                   Name: Aaron H. Dorr
                                                   Title: Assistant Vice
                                                          President